Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:                                8
Distribution Date:                               14-Nov-96
Payment Date:                                  15-Nov-96
Collection Period Beginning:                    01-Oct-96
Collection Period Ending:                         31-Oct-96
Note and Certificate Accrual Beginning:               15-Oct-96
Note and Certificate Accrual Ending:                   15-Nov-96

BOND SUMMARY:
Beginning Class A Note Security Balance          $536,946,153.20
Beginning Class B Note Security Balance           $136,244,640.00
Beginning Certificate Security Balance             $25,455,360.00
Beginning Overcollateralization Amount          $41,060,799.16
Beginning Class A Adjusted Balance               $536,946,153.20
Beginning Class B Adjusted Balance              $136,244,640.00
Beginning Certficate  Adjusted Balance             $25,455,360.00
Beginning Overcollateralization Amount             $41,060,799.16
Ending Class A Note Security Balance             $523,477,322.44
Ending Class B Note Security Balance            $136,244,640.00
Ending Certificate Security Balance                $25,455,360.00
Ending Overcollateralization Amount                $41,214,904.78
Ending Class A Adjusted Balance                 $523,477,322.44
Ending Class B Adjusted Balance               $136,244,640.00
Ending Certficate  Adjusted Balance                $25,455,360.00
Ending Overcollateralization Amount                $41,214,904.78
Class A Note Rate Capped at 13%                        5.602810%
Class B Note Rate Capped at 15%                         5.982810%
Certificate Rate Capped at 16%                       6.382810%
Class A Interest Due                          $2,590,572.93
Class B Interest Due                               $701,913.88
Certificate Yield  Due                           $139,910.51
Class A Interest Paid                             $2,590,572.93
Class B Interest Paid                              $701,913.88
Certificate Yield Paid                              $139,910.51
Class A Unpaid Interest                                  $0.00
Class B Unpaid Interest                               $0.00
Certificate Unpaid Yield                                 $0.00
Class A Principal Paid                   $13,468,830.76
Class B Principal Paid                                  $0.00
Certificate Principal Paid                               $0.00
OC Principal Paid                                  $0.00
Beginning Class A Net Charge-Off                          $0.00
Beginning Class B Net Charge-Off                        $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                          $0.00
Reversals Allocated to Class A                        $0.00
Reversals Allocated to Class B                         $0.00
Reversals Allocated to Certificates                $0.00
Reversals Allocated to OC  plus Acclerated Principal Pa
$154,105.62
 Total Charge-Offs:                                      $0.00
Charge-Offs Allocated to Class A                          $0.00
Charge-Offs Allocated to Class B                      $0.00
Charge-Offs Allocated to Certificates                     $0.00
Charge-Offs Allocated to OC                            $0.00
Ending Class A Net Charge-Off                          $0.00
Ending Class B Net Charge-Off                            $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                               $0.00
Bond Balance Reconciliation(should equal $0.00)            $0.00

Certificate Balance/Participation Invested Amount (Begi
3.4413%

Designated Certificate / Certificate Security (Balance
1.003168%
Designated Certificate  - Beginning of Month      $255,360.00
Principal Payments in Respect of  Designated Certificat
$0.00
Designated Certificate  - End of Month             $255,360.00
Interest Payments in Respect of Designated Certificate
$1,403.54

Designated Certificateholder Accelerated Principal Paym
$1,160,799.16
Accelerated Principal Payment (Sec. 3.05 (v))        $154,105.62
Payments to Holder of Designated Certificate in respect
$0.00
Designated Certificateholder Accelerated Principal Paym
$1,314,904.78

Designated Certificateholder Holdback Amount (Beginning
$39,900,000.00
Payments to Designated Certificates in Reduction of Hol
$0.00
Designated Certificateholder Holdback Amount (End of Mo
$39,900,000.00

Remaining Payments to Designated Certificates (Sec. 3.0
$0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))  $1,129,128.88